UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

GETTY REALTY CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

292 Madison Avenue, 9th Floor New York, New York	10017-6318
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 349-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Getty Realty Corp. (the “Company”) is furnishing a corporate presentation attached as Exhibit 99.1 to this report, which it may use from time to time in conversations with investors and analysts beginning June 8, 2021. A copy of the presentation will be available on the Company’s website.

Certain information contained in the presentation is updated to reflect the Company’s investment activity subsequent to the quarter ended March 31, 2021, including the acquisition of 46 oil change centers for $30.0 million, the acquisition of three car wash properties for $10.3 million and the incremental funding of construction loans in the amount of $2.5 million for the development of four new-to-industry convenience stores.  As of May 31, 2021, the Company’s portfolio included 1,007 properties located in 36 states and Washington, D.C.

A copy of the presentation is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit Number	Description

99.1	Getty Realty Corp. Corporate Profile*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such Exhibit be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY REALTY CORP.

Date: June 8, 2021	By:	/s/ Brian R. Dickman
Brian R. Dickman
Executive Vice President
Chief Financial Officer and Treasurer

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